UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2010

PACIFIC CAPITAL BANCORP

(Exact name of registrant as specified in its charter)

California	0-11113	95-3673456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1021 Anacapa Street Santa Barbara, California	93101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.	Other Events.

On May 17, 2010, Pacific Capital Bancorp (the “Company”) and its wholly-owned subsidiary, Pacific Capital Bank, N.A. (the “Bank”), issued a press release announcing that the Company has commenced cash tender offers (the “Company Offers”) for any and all of its outstanding trust preferred securities and that the Bank has commenced cash tender offers (the “Bank Offers”) for any and all of its outstanding subordinated debt securities. The terms and conditions of the Company Offers are described in the Company’s Offer to Purchase dated May 17, 2010 and the related Letter of Transmittal, and the terms and conditions of the Bank Offers are described in the Bank’s Offer to Purchase dated May 17, 2010 and the related Letter of Transmittal.

The press release announcing the Company Offers and the Bank Offers is furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC CAPITAL BANCORP
(Registrant)

May 17, 2010	By:	/s/ DONALD LAFLER
Donald Lafler
Interim Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated May 17, 2010.